Exhibit 10.67

Execution Version

FIRST AMENDMENT TO THE STOCKHOLDERS AGREEMENT

This first amendment (this “Amendment”), dated as of June 17, 2026, to the Stockholders Agreement, dated as of December 11, 2025 (as the same may be amended, modified or supplemented in accordance with its terms, the “Stockholders Agreement”), is entered into by and among Katapult Holdings, Inc., a Delaware corporation (the “Company”), and each other Person party hereto (each, a “Stockholder” and, collectively, the “Stockholders”). Each of the Stockholders and the Company are referred to hereinafter each as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties entered into the Stockholders Agreement as of December 11, 2025 (the “Original Execution Date”);

WHEREAS, Section 3.2 of the Stockholders Agreement permits the parties thereto to amend the Stockholders Agreement by a written instrument executed by the Stockholders and the Company; and

WHEREAS, the Parties desire to amend certain terms of the Stockholders Agreement to the extent provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

Section 1.Defined Terms; References.  Unless otherwise specifically defined herein, each capitalized term used herein that is defined in the Stockholders Agreement has the meaning assigned to such term in the Stockholders Agreement.

Section 2.Amendments to the Stockholders Agreement.

(a)Section 2.1(b)(i) of the Stockholders Agreement is hereby amended by deleting the reference to “nine directors” therein and replacing it with “ten directors”.

(b)Section 2.1(b)(iii) of the Stockholders Agreement is hereby amended by deleting the reference to “Lynn DeVault, Gene Schutt and, if applicable, Orlando Zayas” therein and replacing it with “Lynn DeVault, Gene Schutt, Philip Bartow III and, if applicable, Orlando Zayas”.

(c)Section 2.1(f) of the Stockholders Agreement is hereby amended by deleting the language contained in such Section in its entirety and replacing such language with “For three (3) years following the Closing, any increase in the size of the Katapult Board above ten directors shall require the affirmative vote of at least eighty percent (80%) of the members of the then current Katapult Board; provided, that, such affirmative vote includes at least one Jones Designee.”

Section 3.Effect of Amendment. From and after the date hereof, each reference in the Stockholders Agreement (or in any and all instruments or documents provided for in the Stockholders Agreement or delivered or to be delivered thereunder or in connection therewith) to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall, except where the context otherwise requires, be deemed a reference to the Stockholders Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Stockholders Agreement, and a reference to the Stockholders

Agreement in any of such instruments or documents will be deemed to be a reference to the Stockholders Agreement as amended hereby. The Parties agree that all references in the Stockholders Agreement to “the date hereof” or “the date of this Agreement” shall refer to the Original Execution Date. The Stockholders Agreement shall not be modified by this Amendment in any respect except as expressly set forth herein.

Section 4.Other Provisions. Section 3.6 (Governing Law), Section 3.7 (Jurisdiction; Waiver of Jury Trial), Section 3.10 (Severability) and Section 3.12 (Counterparts) of the Stockholders Agreement are hereby incorporated herein by reference, mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

KATAPULT HOLDINGS, INC.

By:	/s/ Orlando Zayas
	Name:	Orlando Zayas
	Title:	CEO

[Signature Page to First Amendment to the Stockholders Agreement]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

STOCKHOLDERS:
IQV HOLDCO, LLC

By:	/s/ Daniel D. Easley
	Name:	Daniel D. Easley
	Title:	Authorized Signatory

JONES CAPITAL CORP.

By:	/s/ W. Allan Jones
	Name:	W. Allan Jones
	Title:	President and CEO

THE 1999 JANIE P. JONES FAMILY
TRUST CLASS D

By:	/s/ W. Allan Jones
	Name:	W. Allan Jones
	Title:	Trustee

BP SPARROW I LLC

By:	/s/ Michael Petronio
	Name:	Michael Petronio
	Title:	Authorized Signatory

BP SPARROW II LLC

By:	/s/ Michael Petronio
	Name:	Michael Petronio
	Title:	Authorized Signatory

[Signature Page to First Amendment to the Stockholders Agreement]